UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017 (November 13, 2017)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Section 5 - Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 13, 2017, NewLink Genetics Corporation (the "Company") has appointed Eugene P. “Gene” Kennedy, age 49, as Chief Medical Officer of the Company.

Dr. Kennedy joined NewLink in 2014 from Thomas Jefferson University in Philadelphia, PA where he served from 2006 to 2013, progressing to the rank of Associate Professor of Surgery and held leadership positions including Chief of the Section of Pancreaticobiliary Surgery and Co-Director of the Jefferson Pancreas, Biliary, and Related Cancers Center. Previously, Dr. Kennedy has held faculty positions at the Johns Hopkins Hospital in Baltimore, MD from 2004 to 2005 and the Louisiana State University School of Medicine in New Orleans, LA in 2005. Dr. Kennedy obtained his undergraduate education at the University of Virginia and received his medical degree from the Medical College of Virginia. He completed a residency and fellowship in Surgery and Surgical Oncology as well as a research fellowship in tumor immunology at the Johns Hopkins Hospital.

There are no family relationships between Dr. Kennedy and any director or executive officer of the Company. There are no transactions in which Dr. Kennedy has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Dr. Kennedy's appointment, Dr. Nicholas Vahanian resigned from his position as Chief Medical Officer of the Company. Dr. Vahanian will continue to serve the Company in his role as President.

On November 14, 2017, the Company issued a press release announcing the Company’s appointment of Dr. Kennedy as Chief Medical Officer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 14, 2017, entitled “NewLink Genetics Appoints Eugene Kennedy, M.D. as Chief Medical Officer”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    November 14, 2017

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated November 14, 2017, entitled “NewLink Genetics Appoints Eugene Kennedy, M.D. as Chief Medical Officer”